SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 30, 2004

VSOURCE, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-30326	77-0557617
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7855 Ivanhoe Avenue, Suite 200, La Jolla, California 92037-4508 (Address of principal executive offices)

Registrant's telephone number, including area code: (858) 551-2920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.       Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

            On December 6, 2004, the Company announced the resignation of Phillip E. Kelly as Chairman of the Board and Chief Executive Officer of the Company effective immediately. In addition, effective immediately, the Company announced that Dennis M. Smith, Vice Chairman and Chief Financial Officer, will replace Mr. Kelly as Chairman of the Board and Chief Executive Officer of the Company. Information regarding Mr. Smith's biography and compensation arrangements with the Company can be found in the Company's most recent proxy statement, which is herein incorporated by reference.

            The Company also announced that Luc Villette and I. Steven Edelson resigned as members of the Board of Directors of the Company with effect from November 30, 2004.

            The press release describing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

Exhibit No.	Description
(c)	Exhibits
99.1	Press release, dated December 6, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VSOURCE, INC.
Date: December 6, 2004	By:	/s/ Dennis M. Smith Dennis M. Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 6, 2004